EXHIBITS TABLE


            Monthly Remittance Report for the month of October, 1996.

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

               In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of June 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-2 Sub-Pool 1
                   for October 25, 1996, the Remittance date.

                        Due period ended: October 1, 1996

--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                              1,852,614.03
 2 Total Actual Interest Collections                               1,319,700.99
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Aggregate Amount Received:                                      3,172,315.02

   Monthly Advances

 5 Delinquent Interest                                                 7,509.91
 6 Compensating Interest                                               5,454.94
 7 Amounts Held for Future Distributions                                   0.00
                                                                   ------------
 8      Available Remittance Amount:                               3,185,279.87

 9 Less:  Service Fees                                                76,180.45
10        Expense Account Deposit                                      3,422.86
11 Plus:  Cross Collateral Deposit                                         0.00
                                                                   ------------
12      Adjusted Remittance Amount:                                3,105,676.56

   Remaining Amount Available:

13           Adjusted Remittance Amount                            3,105,676.56
14           Insured Payments                                              0.00
15           Insurance Account Deposit @ 13 bp
                the Ending Principal balance                          15,192.24
16           Cross Collateral Withdrawal                                   0.00
17           Class Remittance Amounts                              3,090,484.32
18           Non-Recoverable Advances not
                Previously Reimbursed                                      0.00
                                                                   ------------
19 Total Remaining Amount Available:                                       0.00
                                                                   ============

   Amount of Reimbursements Pursuant to Sec. 5.04
20      Servicing Fee                                                      0.00
21      Monthly Advances and Servicer Advances                             0.00
22      Other Mortgage Payments                                            0.00
23      Interest Earned on P&I Deposits                                    0.00
24      Additional Servicing Compensation                                  0.00
--------------------------------------------------------------------------------


                                     1 of 4

                                               ALLIANCE FUNDING COMPANY
                              by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                  Designated Servicer
                                                SERVICER'S CERTIFICATE

                                                   1996-2 Sub-Pool 1

            In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
                                Lee Servicing Company reports the following information
                  pertaining to Series 1996-2 Sub-Pool 1 for October 25, 1996, the Remittance date.

                                           Due period ended: October 1, 1996
----------------------------------------------------------------------------------------------------------------------
                                                       Total           Class A-1         Class A-2         Class A-3
                                                  --------------     -------------     -------------     -------------
25 Loans Outstanding -- BOM                                 2254
26 Opening Principal Loan Balance                 142,088,639.33     61,926,709.88     10,147,079.68     24,352,991.22
                                                  --------------     -------------     -------------     -------------
27 Additional Principal Reduction, LTD              3,321,540.81      2,142,915.01        149,193.14        358,063.53
28 Realized losses, LTD                                     0.00              0.00              0.00              0.00
29 Carryforward Amount                                      0.00              0.00              0.00              0.00
                                                  --------------     -------------     -------------     -------------
30 Total Class Principal                          138,767,098.52     59,783,794.87      9,997,886.54     23,994,927.69
31      Class Factor per Loan Balance                99.3626848%       43.3053915%        7.0958599%       17.0300638%
32      Class Factor per Class Balance               97.0399290%       41.8068496%        6.9915290%       16.7796697%
33 Excess Spread                                            0.00
34 Cross Collateral Deposit                                 0.00              0.00
35 Cross Collateral Withdrawal                              0.00
36 Additional Principal due Class A                   444,639.65        444,639.65
37 Interest Remittance @ Class Yield                  793,230.64        279,489.24         61,237.06        151,767.92
   Principal Reductions:
38      Prepayments -- Number                                 20                20
39      Prepayments -- Dollar                       1,539,399.44      1,539,399.44              0.00              0.00
40      Net Liquidation Proceeds                            0.00              0.00              0.00              0.00
41      Curtailments                                  199,238.55        199,238.55              0.00              0.00
42      Normal and Excess Payments                    113,976.04        113,976.04              0.00              0.00
                                                  --------------     -------------     -------------     -------------
43 Total Principal Remittance                       1,852,614.03      1,852,614.03              0.00              0.00
44 Additional Principal Reduction                     444,639.65        444,639.65              0.00              0.00
                                                  --------------     -------------     -------------     -------------
45 Total Remittance                                 3,090,484.32      2,576,742.92         61,237.06        151,767.92
                                                  ==============     =============     =============     =============
46 Current Month Realized Loss -- Number                       0                 0
47 Current Month Realized Loss -- Dollar                    0.00              0.00

   Class Principal Balance -- EOM

48 Loans Outstanding -- EOM                                 2234
49 Closing Loan Balance                           140,236,025.30     60,074,095.85     10,147,079.68     24,352,991.22
50 Additional Principal Reduction,  LTD             3,766,180.46      2,587,554.66        149,193.14        358,063.53
51 Realized Losses, LTD                                     0.00              0.00              0.00              0.00
52 Carryforward Amount                                      0.00              0.00              0.00              0.00
                                                  --------------     -------------     -------------     -------------
53 Total Class Principal Balance                  136,469,844.84     57,486,541.19      9,997,886.54     23,994,927.69
54      Class Factor per Loan Balance                98.0671505%       42.0098572%        7.0958599%       17.0300638%
55      Class Factor per Class Balance               95.4334579%       40.2003785%        6.9915291%       16.7796697%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                      Class A-4        Class A-5        Class A-6           Class R
                                                    ------------     -------------     -------------     -------------
25 Loans Outstanding -- BOM
26 Opening Principal Loan Balance                   9,132,371.71     25,367,699.20     11,161,787.64
                                                    ------------     -------------     -------------
27 Additional Principal Reduction, LTD                134,273.83        372,982.85        164,112.45
28 Realized losses, LTD                                     0.00              0.00              0.00
29 Carryforward Amount                                      0.00              0.00              0.00
                                                    ------------     -------------     -------------
30 Total Class Principal                            8,998,097.88     24,994,716.35     10,997,675.19
31      Class Factor per Loan Balance                 6.3862739%       17.7396498%        7.8054459%
32      Class Factor per Class Balance                6.2923761%       17.4788226%        7.6906820%
33 Excess Spread                                                                                                  0.00
34 Cross Collateral Deposit
35 Cross Collateral Withdrawal                                                                                    0.00
36 Additional Principal due Class A
37 Interest Remittance @ Class Yield                   58,037.73        166,631.44         76,067.25
   Principal Reductions:
38      Prepayments -- Number
39      Prepayments -- Dollar                               0.00              0.00              0.00
40      Net Liquidation Proceeds                            0.00              0.00              0.00
41      Curtailments                                        0.00              0.00              0.00
42      Normal and Excess Payments                          0.00              0.00              0.00
                                                    ------------     -------------     -------------     -------------
43 Total Principal Remittance                               0.00              0.00              0.00
44 Additional Principal Reduction                           0.00              0.00              0.00
                                                    ------------     -------------     -------------     -------------
45 Total Remittance                                    58,037.73        166,631.44         76,067.25              0.00
                                                    ============     =============     =============     =============
46 Current Month Realized Loss -- Number
47 Current Month Realized Loss -- Dollar

   Class Principal Balance -- EOM

48 Loans Outstanding -- EOM
49 Closing Loan Balance                             9,132,371.71     25,367,699.20     11,161,787.64
50 Additional Principal Reduction,  LTD               134,273.83        372,982.85        164,112.45
51 Realized Losses, LTD                                     0.00              0.00              0.00
52 Carryforward Amount                                      0.00              0.00              0.00
                                                    ------------     -------------     -------------
53 Total Class Principal Balance                    8,998,097.88     24,994,716.35     10,997,675.19
54      Class Factor per Loan Balance                 6.3862739%       17.7396498%        7.8054459%
55      Class Factor per Class Balance                6.2923761%       17.4788226%        7.6906820%
----------------------------------------------------------------------------------------------------------------------

                                     2 of 4

                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1996-2 Sub-Pool 1

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
                                       Lee Servicing Company reports the following information
                          pertaining to Series 1996-2 Sub-Pool 1 for October 25, 1996, the Remittance date.

                                                  Due period ended: October 1, 1996
------------------------------------------------------------------------------------------------------------------------------------
                                  Total        Class A-1      Class A-2      Class A-3     Class A-4      Class A-5      Class A-6
                             --------------  -------------  -------------  -------------  ------------  -------------  -------------
56 Weighted Note Rate --
    THIS Remittance              11.26018%
57 Weighted Note Rate --
    NEXT Remittance              11.26310%

58 Related Remittance
    Period for Libor Rate        25-Sep-96          thru       24-Oct-96
59 Days in Related
    Period                              30

60 Pass-Through Rate --
    THIS Remittance                               5.61000%         7.350%         7.590%         7.740%        8.000%         8.300%

61 Weighted Average
    Remaining Term                  218.16

62 Original Pool --
    Principal Balance        91,623,068.53  41,006,128.57   6,407,207.59  15,377,298.21  5,766,486.83  16,018,018.97   7,047,928.35
63 Original Pool --
    Pre-Funding Account      53,510,393.37  23,948,707.52   3,741,985.55   8,980,765.32  3,367,787.00   9,354,963.88   4,116,184.10
64 Original Pool --
    Additional Principal
    Reduction                 2,133,461.89     954,836.09     149,193.14     358,063.53    134,273.83     372,982.85     164,112.45
                            --------------  -------------  -------------  -------------  ------------  -------------  -------------
65 Original Pool Total      143,000,000.00  64,000,000.00  10,000,000.00  24,000,000.00  9,000,000.00  25,000,000.00  11,000,000.00

66 Original Pool --
    Number of Loans                    864
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
   Class A Overcollateralization Reconciliation            Beg. of Month     Current Month      End of Month
   --------------------------------------------            -------------     -------------     -------------
67 Additional Principal Reduction, LTD                      3,321,540.81      444,639.65        3,766,180.46
68 Cross Collateral Deposits, LTD                                   0.00            0.00                0.00
69 Less:  Realized Losses, LTD                                      0.00            0.00                0.00
                                                           -------------      ----------       -------------
70 Overcollateralization of Principal                       3,321,540.81      444,639.65        3,766,180.46
                                                           =============      ==========        ============

71 Base Overcollateralization Required                                                          7,430,833.00

72 Required Overcollateralization Amount                                                        7,430,833.00

   Current Month Subordinated Amount                       Beg. of Month     Current Month      End of Month
   ---------------------------------                       -------------     -------------     -------------
73 Original Subordinated Amount                            14,745,560.00             N/A       14,745,560.00
74 Less:  Cumulative Realized Losses                                0.00            0.00                0.00
75 Plus:  Cumulative Additional Proceeds                            0.00            0.00                0.00
                                                           -------------     -------------     -------------
76 Current Subordinated Amount                             14,745,560.00                       14,745,560.00
                                                           =============     =============     =============

   Nonrecoverable Advance Reconciliation
   -------------------------------------
77 Beginning of Month                                                               0.00

78 Current Month Nonrecoverable Advance                                             0.00

79 Less: Current Month Reimbursment                                                 0.00
                                                                             -------------
80 End of Month                                                                     0.00
                                                                             =============
------------------------------------------------------------------------------------------------------------

                                     3 of 4

                                                  ALLIANCE FUNDING COMPANY
                                 by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                    Designated Servicer
                                                   SERVICER'S CERTIFICATE

                                                     1996-2 Sub-Pool 1

              In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
                                  Lee Servicing Company reports the following information
                     pertaining to Series 1996-2 Sub-Pool 1 for October 25, 1996, the Remittance date.

                                             Due period ended: October 1, 1996
---------------------------------------------------------------------------------------------------------------------------
                                                                          Class A1           Class A2           Class A3
                                                   ---------------     --------------     --------------     --------------
81 Total Class Principal -- Original Pool          $143,000,000.00     $64,000,000.00     $10,000,000.00     $24,000,000.00
82 Interest Remittance Amount                           793,230.64         279,489.24          61,237.06         151,767.92
83 Interest Rate Factor / 1000                            5.547067           4.367019           6.123706           6.323663

84 Total Principal Collections                        1,852,614.03       1,852,614.03               0.00               0.00
85 Additional Principal Reduction                       444,639.65         444,639.65               0.00               0.00
                                                   ---------------     --------------     --------------     --------------
86 Principal Remittance Amount                        2,297,253.68       2,297,253.68               0.00               0.00
87 Principal Payment Factor / 1000                       16.064711          35.894589           0.000000           0.000000
88 Current Month Ending Principal Factor                954.334579         898.227205         999.788654         999.788654

89 Prior Month Ending Principal Factor                  970.399290         934.121794         999.788654         999.788654
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                     Class A4           Class A5           Class A6
                                                   -------------     --------------     --------------
81 Total Class Principal -- Original Pool          $9,000,000.00     $25,000,000.00     $11,000,000.00
82 Interest Remittance Amount                          58,037.73         166,631.44          76,067.25
83 Interest Rate Factor / 1000                          6.448637           6.665258           6.915205

84 Total Principal Collections                              0.00               0.00               0.00
85 Additional Principal Reduction                           0.00               0.00               0.00
                                                   -------------     --------------     --------------
86 Principal Remittance Amount                              0.00               0.00               0.00
87 Principal Payment Factor / 1000                      0.000000           0.000000           0.000000
88 Current Month Ending Principal Factor              999.788654         999.788654         999.788654

89 Prior Month Ending Principal Factor                999.788654         999.788654         999.788654
------------------------------------------------------------------------------------------------------

                                     4 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement
            dated as of June 19, 1996, Lee Servicing Company reports
        the following information pertaining to series 1996-2 Sub Pool 2 for October 25, 1996, the Remittance date.

                          Period Ended: October 1, 1996

--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                              1,687,593.64
 2 Total Actual Interest Collections                                 611,524.07
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Aggregate Amount Received:                                      2,299,117.71

   Monthly Advance

 5      Delinquent Interest                                           46,434.72
 6      Compensating Interest                                          2,683.61
 7      Amounts Held for Future Distributions                              0.00
 8      Supplemental Interest                                              0.00
                                                                   ------------
 9 Available Remittance Amount:                                    2,348,236.04

10 Less:     Service Fees                                             41,241.13
11             Expense Account Deposit                                 1,942.26
12 Plus: Cross Collateral Deposit                                          0.00
                                                                   ------------
13 Adjusted Remittance Amount:                                     2,305,052.65

   Remaining Amount Available:

14           Adjusted Remittance Amount                            2,305,052.65
15           Insured Payments                                              0.00
16           Insurance Account Deposit @ 13bp
                on the Ending Class A  P-balance                       8,774.34
17           Cross Collateral Withdrawal                                   0.00
18           Class Remittance Amounts                              2,296,278.31
19           Non-Recoverable Advances not
                Previously Reimbursed                                      0.00
                                                                   ------------
20 Total Remaining Amount Available:                                       0.00
                                                                   ============

   Amount of Reimbursements Pursuant to Sec. 5.04

21      Servicing Fee                                                      0.00
22      Monthly Advances and Servicer Advances                             0.00
23      Other Mortgage Payments                                            0.00
24      Interest Earned on P&I Deposits                                    0.00
25      Additional Servicing Compensation                                  0.00
--------------------------------------------------------------------------------

                                            ALLIANCE FUNDING COMPANY
                           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                              Designated Servicer
                                             SERVICERS CERTIFICATE
                                               1996-2 SUB POOL 2

                     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement
                            dated as of June 19, 1996, Lee Servicing Company reports
                        the following information pertaining to series 1996-2 Sub Pool 2 for October 25, 1996, the Remittance date.

                                         Period Ended: October 1, 1996
---------------------------------------------------------------------------------------------------------------
                                                                  Total           Class 2-A          Class R
                                                              -------------     -------------     -------------
26 Loans Outstanding -- BOM                                             680
27 Opening Principal Loan Balance                             82,681,488.40     82,681,488.40
28 Additional Principal Reduction, LTD                         3,303,385.58     3,303,385.580
29 Realized Losses, LTD                                                0.00              0.00
30 Carryforward Amount                                                 0.00              0.00
                                                              -------------     -------------
31 Total Class Principal                                      79,378,102.82     79,378,102.82
32   Class Factor per Loan Balance                             100.8310834%      100.8310834%
33   Class Factor per Class Balance                             96.8025644%       96.8025644%
34 Excess Spread                                                       0.00                                0.00
35 Cross Collateral Deposit                                            0.00              0.00
36 Cross Collateral Withdrawal                                         0.00                                0.00
37 Additional Principal due Class A                              223,039.39        223,039.39
38 Interest Remittance @ Class Yield                             385,645.28        385,645.28
   Principal Reductions:
39     Prepayments -- Number                                             10                10
40     Prepayments -- Dollar                                   1,642,187.09      1,642,187.09
41     Net Liquidation Proceeds                                        0.00              0.00
42     Curtailments                                                    0.00              0.00
43     Normal and Excess Payments                                 45,406.55         45,406.55
                                                              -------------     -------------
44 Total Principal Remittance                                  1,687,593.64      1,687,593.64
45 Additional Principal Reduction                                223,039.39        223,039.39
                                                              -------------     -------------     -------------
46 Total Remittance                                            2,296,278.31      2,296,278.31              0.00
                                                              =============     =============     =============
47 Carryforward Amount                                                 0.00
48 Current Month Realized Loss -- Number                                  0                 0
49 Current Month Realized Loss -- Dollar                               0.00              0.00

   Class Principal Balance -- EOM

50 Loans Outstanding -- EOM                                 #           670
51 Closing Loan Balance                                       80,993,894.76     80,993,894.76
52 Additional Principal Reduction,  LTD                        3,526,424.97      3,526,424.97
53 Realized Losses, LTD                                                0.00              0.00
54 Carryforward Amount                                                 0.00              0.00
                                                              -------------     -------------
55 Total Class Principal Balance                              77,467,469.79     77,467,469.79
56     Class Factor per Loan Balance                            98.7730424%       98.7730424%
57     Class Factor per Class Balance                           94.4725241%       94.4725241%
---------------------------------------------------------------------------------------------------------------

                                                  Page 2 of 4

                                   ALLIANCE FUNDING COMPANY
                  by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                     Designated Servicer
                                    SERVICERS CERTIFICATE
                                      1996-2 SUB POOL 2

            In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement
                   dated as of June 19, 1996, Lee Servicing Company reports
               the following information pertaining to series 1996-2 Sub Pool 2 for October 25, 1996, the Remittance date.

                                Period Ended: October 1, 1996
---------------------------------------------------------------------------------------------
                                                                  Total           Class A1
                                                              -------------     -------------
58 Weighted Note Rate This Remittance:                             9.63821%
59 Weighted Note Rate Next Remittance:                             9.88353%

60 Related Remittance Period for Libor Rate                       25-Sep-96   thru  24-Oct-96
61 Days in Related Period:                                               30

62 Pass-Through Rate:                                              5.83000%          5.83000%

63 Weighted Average Remaining Term                                   354.86

64 Original Pool -- Principal Balance                         53,157,223.06     53,157,223.06
65 Original Pool -- Pre-Funding Account                       31,641,122.34     31,641,122.34
66 Original Pool -- Additional Principal Reduction             2,798,345.40      2,798,345.40
                                                              -------------     -------------
67 Original Pool Total                                        82,000,000.00     82,000,000.00
68 Original Pool -- Number of Loans                                     441
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
   Class A Overcollateralization Reconciliation         Beginning of Month      Current Month     End of Month
   --------------------------------------------         -------------------     -------------     ------------
69 Additional Principal Reduction, LTD                      3,303,385.58          223,039.39      3,526,424.97
70 Cross Collateral Deposits, LTD                                   0.00                0.00              0.00
71 Less:  Realized Losses, LTD                                      0.00                0.00              0.00
                                                            ------------          ----------      ------------
72 Overcollateralization of Principal                       3,303,385.58          223,039.39      3,526,424.97
                                                            ============          ==========      ============

73 Base Overcollateralization Requirement                                                         4,027,921.00

74 Required Overcollateralization Requirement                                                     4,027,921.00

   Current Month Subordinated Amount                    Beginning of Month      Current Month     End of Month
   ---------------------------------                    -------------------     -------------     ------------
75 Original Subordinated Amount                             9,327,818.00                 N/A      9,327,818.00
76 Less:  Cumulative Realized Losses                                0.00                0.00              0.00
77 Plus:  Cumulative Additional Proceeds                            0.00                0.00              0.00
                                                            ------------          ----------      ------------
78 Current Subordinated Amount                              9,327,818.00                          9,327,818.00
                                                            ============          ==========      ============

   Nonrecoverable Advance Reconciliation
   -------------------------------------
79 Beginning of Month                                               0.00
80 Current Month Unpaid Nonrecoverable Advance                      0.00
81 Less: Current Month Reimbursment                                 0.00
                                                            ------------
82 End of Month                                                     0.00
                                                            ============
--------------------------------------------------------------------------------------------------------------

                                                 Page 3 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement
            dated as of June 19, 1996, Lee Servicing Company reports
        the following information pertaining to series 1996-2 Sub Pool 2 for October 25, 1996, the Remittance date.

                          Period Ended: October 1, 1996

--------------------------------------------------------------------------------
                                                    Total            Class A1
                                                --------------    --------------
83 Total Class Principal -- Original Pool       $82,000,000.00    $82,000,000.00
84 Interest Remittance Amount                       385,645.28        385,645.28
85 Interest Rate Factor / 1000                        4.702991          4.702991

86 Total Principal Collections                    1,687,593.64      1,687,593.64
87 Additional Principal Reduction                   223,039.39        223,039.39
                                                --------------    --------------
88 Principal Remittance Amount                    1,910,633.03      1,910,633.03
89 Principal Payment Factor / 1000                   23.300403         23.300403
90 Principal Factor                                 944.725241        944.725241


91 Prior Month Principal Factor                     968.025644        968.025644
--------------------------------------------------------------------------------

                                  Page 4 of 4